                                                                    EXHIBIT 10.7

                                MASTER AGREEMENT

THIS AGREEMENT IS MADE THIS 7TH DAY OF NOVEMBER, 1997, BY AND BETWEEN CHARTER COMMUNICATIONS, INC. ("CHARTER") AND WORLDGATE COMMUNICATIONS, INC. ("WORLDGATE"), REGARDING THE CONTEMPORANEOUS (I) EXECUTION OF AN AFFILIATION AGREEMENT IN THE FORM ATTACHED (THE "AFFILIATION AGREEMENT") AND THE ASSOCIATED DEPLOYMENT OF THE WORLDGATE INTERNET ACCESS SERVICE WITHIN CHARTER'S CABLE TELEVISION INSTALLATIONS (II) INVESTMENT BY CHARTER IN WORLDGATE PURSUANT TO THE TERMS OF A STOCK PURCHASE AGREEMENT AND/OR SHAREHOLDER AGREEMENTS(THE "STOCK PURCHASE AGREEMENTS"), AND (III) THE GRANT OF WARRANTS TO CHARTER PURSUANT TO THE TERMS OF A WARRANT AGREEMENT IN THE FORM ATTACHED (THE "WARRANT AGREEMENT").

    1. CHARTER AND WORLDGATE ARE ENTERING INTO THE AFFILIATION AGREEMENT CONTEMPORANEOUSLY HEREWITH TO PROVIDE FOR THE DEPLOYMENT OF THE WORLDGATE SERVICE (AS DEFINED IN THE AFFILIATION AGREEMENT) IN CHARTER'S CABLE OPERATIONS.

    2. CHARTER WILL USE REASONABLE EFFORTS TO DEPLOY THE WORLDGATE SERVICE AND INSTALL APPROPRIATE HEADEND EQUIPMENT (I) IN ALL MARKETS IN WHICH CHARTER HAS IN EXCESS OF 25,000 SUBSCRIBERS (THE "MAJOR MARKETS") WITHIN
[INFORMATION REDACTED]## OF SUCH MARKETS BECOMING TECHNICALLY CAPABLE OF PROVIDING INTERACTIVE PAY-PER-VIEW SERVICE, AND (II) TO THE EXTENT CHARTER DETERMINES THAT IT IS ECONOMICALLY PRACTICAL, IN ALL MARKETS WHICH ARE NOT MAJOR MARKETS BUT WHICH ARE TECHNICALLY CAPABLE OF PROVIDING INTERACTIVE PAY-PER-VIEW SERVICE.

    3. WHEN WORLDGATE HAS A TELEPHONE RETURN PATH SERVICE AVAILABLE, CHARTER WILL, IF ECONOMICALLY PRACTICAL, OVER A [INFORMATION REDACTED]## PERIOD THEREAFTER, MAKE ALL REASONABLE EFFORTS TO INSTALL THE APPROPRIATE HEADEND EQUIPMENT AND DEPLOY THE WORLDGATE SERVICE IN THE REMAINING CHARTER MARKETS, THEREBY MAKING THE SERVICE AVAILABLE TO ALL OF THEIR CUSTOMERS.

    4. SHOULD CHARTER ACQUIRE ADDITIONAL MARKETS IT WILL HAVE A
[INFORMATION REDACTED]## PERIOD FROM THE DATE OF THE CLOSING OF THE ACQUISITION TO INSTALL THE APPROPRIATE HEADEND EQUIPMENT AND DEPLOY THE WORLDGATE SERVICE IN THE NEW MARKETS, IF ECONOMICALLY PRACTICAL, SUBJECT TO THE AVAILABILITY OF THE TELEPHONE RETURN PATH SERVICE, IF REQUIRED, AND PROVIDED THAT, NOTWITHSTANDING THE ABOVE PERIOD, CHARTER USES ALL REASONABLE EFFORTS TO INSTALL SUCH EQUIPMENT AND DEPLOY SUCH WORLDGATE SERVICE AS SOON AS IS ECONOMICALLY PRACTICAL.

    5. CHARTER WILL EXTENSIVELY MARKET THE WORLDGATE SERVICE WITHIN ITS MARKET AREAS.

    6. CHARTER WILL EXERCISE ALL REASONABLE EFFORTS TO SUPPORT TRIALS OF NEW WORLDGATE SERVICE ENHANCEMENTS, INCLUDING TECHNICAL ASSESSMENT, WEEKLY FEEDBACK, EXTENSIVE CONSUMER INSTALLATIONS, AND CUSTOMER SATISFACTION ANALYSIS.

    7. UPON THE FINAL APPROVAL OF THIS AGREEMENT, THE AFFILIATION AGREEMENT AND THE WARRANT BY WORLDGATE'S BOARD OF DIRECTORS AND SHAREHOLDERS, AS SPECIFIED IN SECTION 18 OF THIS AGREEMENT (WHICH APPROVAL IS ANTICIPATED TO OCCUR ON NOVEMBER 10, 1997), CHARTER AND WORLDGATE WILL ISSUE A MUTUALLY ACCEPTABLE PRESS RELEASE REGARDING CHARTER'S COMMITMENT TO FULLY LAUNCH THE WORLDGATE SERVICE. AT AN APPROPRIATE TIME (CONSISTENT WITH SEC REQUIREMENTS AND OTHER APPLICABLE LAWS, RULES AND REGULATIONS) PRIOR TO WORLDGATE'S IPO, CHARTER WILL ISSUE A MUTUALLY ACCEPTABLE PRESS RELEASE REGARDING ITS PROGRESS IN LAUNCHING THE WORLDGATE SERVICE. IT WILL INCLUDE USAGE STATISTICS, CUSTOMER TAKE RATES, AND OTHER INFORMATION WHICH REFLECTS CUSTOMERS' SATISFACTION WITH THE SERVICE.

     8. CHARTER WILL CONTINUE TO BE CANDID AND DILIGENT IN ITS RESPONSES TO PRESS INQUIRIES REGARDING THE WORLDGATE SERVICE AND TO REFERENCE CHECKS REGARDING ITS SATISFACTION WITH THE WORLDGATE SERVICE.

     9. IF CHARTER IS SOLD, THE TERMS OF THE THIS AGREEMENT AND THE AFFILIATION AGREEMENT WILL BE ASSIGNED TO THE NEW OWNERS AND WILL REMAIN IN FORCE FOR ALL THEN EXISTING CHARTER SYSTEMS AND MARKETS.

     10. CHARTER AND WORLDGATE ARE ENTERING INTO THE WARRANT AGREEMENT AND CONTEMPORANEOUSLY HEREWITH, AND UPON AND AFTER THE CLOSING OF THE SERIES B FINANCING, CHARTER WILL BE ENTITLED TO PURCHASE UP TO 394,880 SHARES OF SERIES B PREFERRED STOCK AT $7.10 PER SHARE, PURSUANT TO THE TERMS AND CONDITIONS OF THE WARRANT AGREEMENT.

     11. THE WARRANTS, AND UNDERLYING SHARES, ISSUED AND ISSUABLE TO CHARTER WILL BE COVERED BY STANDARD ANTI-DILUTION AND REGISTRATION RIGHTS AS MADE AVAILABLE TO THE OTHER PURCHASERS OF THE SERIES B PREFERRED SHARES.

------------------
## THE INFORMATION CONTAINED IN THIS PORTION OF THIS EXHIBIT HAS BEEN OMITTED
   AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

          12. EFFECTIVE AT THE CLOSING OF THE SERIES B FINANCING WORLDGATE WILL SELL TO CHARTER AND CHARTER WILL PURCHASE $500,000 IN VALUE OF SERIES B PREFERRED STOCK AT $7.10 PER SHARE (OR IF LESS, THE ACTUAL PURCHASE PRICE OF SUCH SHARES UNDER THE OFFERING) PURSUANT TO THE TERMS OF THE STOCK PURCHASE AGREEMENTS, WHICH CHARTER AND WORLDGATE WILL NEGOTIATE TOGETHER WITH THE OTHER PROSPECTIVE PURCHASERS OF SUCH SHARES, AND MUTUALLY EXECUTE ALONG WITH SUCH PROSPECTIVE PURCHASERS AS PART OF THE CLOSING OF THE SERIES B FINANCING.

          13. THIS AGREEMENT, THE AFFILIATION AGREEMENT, THE STOCK PURCHASE AGREEMENTS AND WARRANT AGREEMENT SUPERSEDE PRIOR DISCUSSIONS, LETTERS OF INTENT AND AGREEMENTS OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF (EXCLUSIVE OF ANY OUTSTANDING OBLIGATIONS OF CONFIDENTIALITY AND NON-USE UNDER THE EXISTING NON-DISCLOSURE AGREEMENT BETWEEN THE PARTIES). THE TERMS HEREOF MAY BE AMENDED ONLY BY A WRITING EXECUTED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

          14. THIS AGREEMENT DOES NOT IN ANY WAY CREATE THE RELATIONSHIP OF FRANCHISE, JOINT VENTURE, PARTNERSHIP OR AGENCY BETWEEN WORLDGATE AND CHARTER, AND EACH SHALL REMAIN AN INDEPENDENT CONTRACTOR, AND AS SUCH SHALL NOT ACT OR REPRESENT ITSELF, DIRECTLY OR BY IMPLICATION, AS AGENT FOR THE OTHER OR ASSUME OR CREATE ANY OBLIGATION OF OR IN THE NAME OF THE OTHER.

          15. A WAIVER BY EITHER PARTY OF ANY OF THE TERMS OR CONDITIONS OF THIS AGREEMENT SHALL NOT, IN ANY INSTANCE, BE DEEMED OR CONSTRUED TO BE A WAIVER OF SUCH TERMS OR CONDITIONS FOR THE FUTURE OR OF ANY SUBSEQUENT BREACH THEREOF. NO PAYMENT OR ACCEPTANCE THEREOF UNDER THIS AGREEMENT SHALL OPERATE AS A WAIVER OF ANY PROVISION HEREOF. ALL REMEDIES, RIGHTS, UNDERTAKINGS, OBLIGATIONS AND AGREEMENTS CONTAINED IN THIS AGREEMENT SHALL BE CUMULATIVE AND NONE OF THEM SHALL BE IN LIMITATION OF ANY OTHER REMEDY, RIGHT, UNDERTAKING, OBLIGATION, OR AGREEMENT OF EITHER PARTY.

WORLDGATE Communications

CONFIDENTIAL                        971108-0253

         16. EXCEPT AS HEREIN OTHERWISE EXPRESSLY PROVIDED, ALL NOTICES, STATEMENTS AND OTHER DOCUMENTS DESIRED OR REQUIRED TO BE GIVEN HEREUNDER SHALL BE IN WRITING AND SHALL BE GIVEN BY PERSONAL DELIVERY, CERTIFIED MAIL, OR FAX (WITH A COPY SENT BY REGULAR US MAIL). ALL NOTICES, STATEMENTS AND OTHER DOCUMENTS SHALL BE SENT TO:

If to WG:

WORLDGATE COMMUNICATIONS, INC.
3220 TILLMAN DRIVE, SUITE 300
BENSALEM, PA 19020
ATTN: GENERAL COUNSEL

IF TO AFFILIATE:

CHARTER COMMUNICATIONS, INC.
POWERS COURT DRIVE
ST. LOUIS, MO 63138
ATTN: MICHAEL A. DENATALE, VICE PRESIDENT - CORPORATE DEVELOPMENT

WITH A COPY TO CURTIS S. SHAW, SENIOR VICE PRESIDENT AND GENERAL COUNSEL

(OR AT SUCH OTHER ADDRESS AS MAY BE DESIGNATED IN WRITING BY EITHER PARTY NO LESS THAN THIRTY (30) DAYS PRIOR TO THE DATE OF TRANSMISSION OF THE NOTICE, STATEMENT, ETC.). NOTICE GIVEN BY DOMESTIC MAIL SHALL BE DEEMED GIVEN THREE (3) DAYS AFTER THE DATE OF MAILING; NOTICE GIVEN BY INTERNATIONAL MAIL SHALL BE DEEMED GIVEN TEN (10) DAYS AFTER THE DATE OF MAILING, NOTICE GIVEN BY FAX SHALL BE DEEMED GIVEN AT THE TIME OF DISPATCH; NOTICE GIVEN BY PERSONAL DELIVERY SHALL BE DEEMED GIVEN UPON DELIVERY BY THE MESSENGER; AND NOTICE GIVEN BY OVERNIGHT DELIVERY SHALL BE DEEMED GIVEN THE FIRST BUSINESS DAY FOLLOWING DELIVERY TO THE OVERNIGHT DELIVERY SERVICE.

          17. ALL MATTERS PERTAINING TO THIS AGREEMENT (INCLUDING ITS INTERPRETATION, VALIDITY, PERFORMANCE AND BREACH), IN WHATEVERJURISDICTION ACTION MAY BE BROUGHT, SHALL BE GOVERNED BY THE LAWS OF DELAWARE (EXCLUDING ITS CONFLICT OF LAW PROVISIONS). THE PARTIES HERETO EXPRESSLY CONSENT AND AGREE TO SUBMIT TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE, AND TO ACCEPT SERVICE OF PROCESS OUTSIDE THE STATE OF DELAWARE IN ANY MATTER TO BE SUBMITTED TO ANY SUCH COURT PURSUANT HERETO. WHEREVER THERE IS ANY CONFLICT BETWEEN ANY PROVISION HEREOF AND ANY LAW OR REQUIREMENT WITH THE FORCE OF LAW, THIS AGREEMENT SHALL REMAIN VALID AND SUCH PROVISION HEREOF SHALL BE RESTRICTED TO THE EXTENT, AND ONLY TO THE EXTENT, NECESSARY TO BRING IT WITHIN THE APPLICABLE REQUIREMENTS, UNLESS SUCH RESTRICTION SHALL HAVE THE EFFECT OF MATERIALLY NULLIFYING, OR IMPAIRING, THIS AGREEMENT.

          18. THIS AGREEMENT, THE AFFILIATION AGREEMENT, THE STOCKHOLDERS AGREEMENTS AND THE WARRANT AGREEMENT ARE SUBJECT TO THE APPROVAL OF THE BOARD OF DIRECTORS AND SHAREHOLDERS OF WORLDGATE COMMUNICATIONS, INC., AND NEITHER WORLDGATE NOR CHARTER SHALL BE BOUND BY THE PROVISIONS HEREOF OR THEREOF UNLESS AND UNTIL ALL SUCH AGREEMENTS ARE APPROVED BY THE BOARD OF DIRECTORS AND SHAREHOLDERS OF WORLDGATE COMMUNICATIONS, INC.

WORLDGATE Communications           CONFIDENTIAL                      971108-0253

         19. ALL REFERENCES TO THE SERIES B PREFERRED STOCK OF WORLDGATE ASSUME THE CAPITALIZATION STRUCTURE OF WORLDGATE DESCRIBED IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, DATED SEPTEMBER 29, 1997, AND ASSUME AN OFFERING WILL OCCUR ON OR BEFORE NOVEMBER 30, 1997, AT A PRICE OF $7.10 PER SERIES B PREFERRED SHARE. APPROPRIATE ADJUSTMENTS WILL BE MADE IN THE TERMS OF THIS AGREEMENT, THE WARRANT AGREEMENT AND THE STOCKHOLDERS AGREEMENTS TO ACCOMMODATE ANY VARIANCES.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed and accepted by their duly authorized representatives as of the day and year first written above.

Charter Communications,                 Inc.

By:  /S/ Curtis S. Shaw                 By:  /s/ Randall J. Gort
     -------------------------               --------------------------
Name:  Curtis S. Shaw                   Name:  Randall J. Gort
Title: Senior Vice President            Title: Vice President
Date:  November 7, 1997                 Date:  November 7, 1997
Tel.:  314-965-0555 x 408               Tel.:  215-633-5116
Fax:   314-965-8793                     Fax:   215-633-9590


WorldGate Communications
Charter.masterAgreement.11-7-97.doc